UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

October 1, 2023

Date of Report (Date of Earliest event reported)

SHARING SERVICES GLOBAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55997	30-0869786
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Tennyson Parkway, Suite 400, Plano, Texas 75024

(Address of principal executive offices)

Registrant’s telephone number, including area code:	(469)-304-9400

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange in which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (/Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 1, 2023, MojiLife, LLC, a Utah limited liability company and its principals Darin Davis and Kimberlee Davis (collectively the “Seller”) and Moji Life International, Inc., a Nevada corporation (the “Purchaser”), a wholly-owned subsidiary of Sharing Services Global Corporation, a Nevada Corporation (the “Company”) (collectively the “Parties”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”). Pursuant to the Asset Purchase Agreement, the Purchaser purchased and assumed the Seller’s real and personal property including, the real property and improvements pursuant to the Bill of Sale (defined below), machinery and equipment, intellectual property, trade names, patents, marketing strategies and materials, all product formulas, all saleable inventory, the Seller’s organization database of distributors and customers, and certain liabilities of the Seller including certain liabilities (the “Assumed Liabilities”) related to the inventory incurred (collectively the “Acquired Assets”).

The Asset Purchase Agreement contains customary confidentiality and indemnification provisions and customary representations, warranties and covenants by the parties for transactions of this type.

In connection with the Asset Purchase Agreement, on October 1, 2023, MojiLife, LLC and the Purchaser entered into a Bill of Sale (the “Bill of Sale”), pursuant to which all rights, title and interests set forth in the Asset Purchase Agreement were transferred and assigned to the Company, including the real property and improvements located at 844 S. 800 West, Suite 214, Pleasant Grove, Utah 84062.

In connection with the Asset Purchase Agreement, on October 1, 2023, the Purchaser and SHRG Development Ventures, LLC (“SHRGDV”), an affiliate of Purchaser and subsidiary affiliate of the Company also entered an Exchange Agreement (the “Exchange Agreement”) Pursuant to the Exchange Agreement, SHRDV relinquish and surrendered its 30.75% LLC unit ownership interest in Seller.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2023	SHARING SERVICES GLOBAL CORPORATION

	By:	/s/ John Thatch
	Name:	John Thatch
	Title:	Chief Executive Officer and Vice Chairman of the Board of Directors

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